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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 16, 2001



                              ZIMMER HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)


 Delaware                            001-16407               13-4151777
(State or Other                 (Commission File           (IRS Employer
Jurisdiction of                      Number)               Identification
 Incorporation)                                               Number)



                              345 East Main Street
                                Warsaw, IN, 46580
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (219) 267-6131




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     This document includes "forward-looking" statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Other than statements of historical fact, all statements regarding industry prospects, the consummation of the transactions described in this document and the Company's expectations regarding the future performance of its businesses and its financial position are forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits


         Exhibit No.                 Description
         ----------                  -----------
           99.1                      Press Release dated July 16, 2001
           99.2                      Selected Unaudited Financial Information


ITEM 9. REGULATION FD DISCLOSURE

     On July 16, 2001, the registrant issued the press release attached hereto as Exhibit 99.1 (a) reporting that it now has received the necessary clearances from the New York Stock Exchange and the Securities and Exchange Commission to list its common stock on the New York Stock Exchange upon the effectiveness of its previously announced spin-off from Bristol-Myers Squibb Company and (b) providing forecast guidance.

     The registrant is also furnishing, as Exhibit 99.2, selected unaudited quarterly product sales data by geographic segment for fiscal 2000 and unaudited quarterly combined statements of earnings for fiscal 2000.




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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Zimmer Holdings, Inc.



                                       By: /s/ J. RAYMOND ELLIOTT
                                           ----------------------
                                       Name:  J. Raymond Elliott
                                       Title: President and Chief Executive
                                              Officer


Date: July 16, 2001


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                                 EXHIBIT INDEX


Exhibit No.                 Description
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99.1                        Press Release dated July 16, 2001
99.2                        Selected Unaudited Financial Information



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